SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                              November 10, 1998
                              -----------------


                              GUEST SUPPLY, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



   New Jersey  		                  1-11955                     22-2320483
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 (State or other		               (Commission	             	 (I.R.S. Employer
 jurisdiction of		               File Number)           		 Identification No.)
 incorporation)



        4301 U.S. Highway One
    Monmouth Junction, New Jersey                              08852-0902
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(Address of principal executive offices)			                    (Zip Code)


     Registrant's telephone number, including area code:  (609) 514-9696
                                                          --------------

                                (Not Applicable)
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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.   Change in Fiscal Year.
          ----------------------

     On November 10, 1998, the Board of Directors of Guest Supply, Inc. (the "Company") approved the change of the Company's fiscal year end from September 30 to a fifty-two or fifty-three week period which ends on the Friday closest to October 1 of each year, which change is effective for fiscal year 1999. In such circumstances, additional filing of financial information on Form 10-Q for a transition period is not required.

SIGNATURE
---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GUEST SUPPLY, INC.



                                     By:    /s/ Paul Xenis
                                            -------------------------
                                     Name:  Paul Xenis
                                     Title: Vice President, Finance
                                     Dated: November 20, 1998